Exhibit 10.1

PRIVATE & CONFIDENTIAL

August 30, 2022

WONG Nga Fan

No. 6C Tai Wan Village

Sai Kung, N.T.

Hong Kong

Dear Ms. WONG,

Subject: Letter of Employment

THIS LETTER OF EMPLOYMENT made as of August 30, 2022, between VS MEDIA Holdings Limited (the “Company”), a business company incorporated under the laws of the British Virgin Islands, and having its principal place of business at 6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon; and Ms. WONG Nga Fan (the “CEO”).

WHEREAS the Company has agreed to employ and the CEO has agreed to accept her appointment as the Chief Executive Officer of the Company on the terms and conditions set out in this Letter of Employment.

IN CONSIDERATION of the promises and other good and valuable consideration (the sufficiency and receipt of which are hereby acknowledged) the parties agree as follows:

1.	Employment

The CEO agrees that she will at all times faithfully, industriously, and to the best of his skill, ability, experience and talents, perform all of the duties required of her position. In carrying out these duties and responsibilities, the CEO shall comply with all policies, procedures, rules and regulations, both written and oral, as announced by the Company from time to time. It is also understood and agreed to by the CEO that her assignment, duties and responsibilities and reporting arrangements may be changed by the Company in its sole discretion without causing termination of this Letter of Employment.

2.	Commencement Date

August 30, 2022

3.	Monthly Salary

HK$160,000

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 1

4.	Working Hours

40 hours per week. Allocation and distribution of working hours are at the discretion of the Company. The CEO may be required to work overtime as and when the job requires. Compensation for such overtime worked will be in accordance with the internal policy of the Company.

5.	Year-end Bonus

The CEO will be entitled to a discretionary bonus at the end of each year. Payment of bonus is subject to successful achievement of performance criteria set by management annually. No pro-rata amount shall be paid if this employment agreement is terminated either by the decision of the Company or the CEO before the end of a year. The Company will have the final discretion in the implementation of this scheme and reserves the right to revise the scheme, as it deems appropriate. The payment of the bonus is entirely of a gratuitous nature and is payable only at the absolute discretion of the Company.

6.	Annual Leave

The CEO is eligible for a full pay vacation of 15 days for every 12-month period following the Commencement Date.

The CEO is also entitled to the public holidays normally applicable in Hong Kong. If the CEO is required to work on a public holiday, an alternate holiday will be given.

7.	Sick Leave

Sick leave must be supported by the certification of a registered medical practitioner or a hospital doctor. The CEO is entitled to paid sick leave in accordance with the Employment Ordinance (Cap. 57) of Hong Kong laws.

8.	Medical Insurance Scheme

In accordance with the Company’s internal policy, the CEO is entitled to be covered under the Company’s Medical Insurance Scheme (the “Scheme”). The CEO is not required to contribute to the Scheme. An explanatory booklet outlining details will be given to the CEO by the Human Resources Department. The Scheme is subject to change from time to time or be revised in compliance with applicable laws and regulations.

9.	Insurance

The Company will be covered under an intensive insurance programme (the “Programme”) with benefit and protection in line with the Employees’ Compensation Ordinance (Cap. 282) of Hong Kong laws. The Programme is subject to change from time to time or be revised in compliance with applicable laws and regulations.

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 2

10.	Resignation/Termination

Either the CEO or the Company shall give to the other party three months’ notice in writing or payment in lieu to terminate the employment.

On termination of employment, the CEO shall immediately return to the Company, in accordance with any instructions which may be given to the CEO, all items of property belonging to the Company in her possession or under her control, including without limitation, customer lists, sales records, technical information and data, specifications, software manuals, correspondence, notes, reports, papers and other documents (together with any summaries, extracts or copies thereof), equipment, keys, credit cards, passes and tools. The CEO must, if so required by the Company, confirm in writing that the CEO complied with her obligations under this provision.

11.	Non-competition

The CEO agrees that during the term of this Letter of Employment or any extension thereof, and for a period of three months after the termination of this Letter of Employment, that she will not, without the Company’s prior written consent: (a) compete with the business activities of the Company or its affiliates as they currently are as of the date of this Letter of Employment and also as they may be on the date of termination or accept employment with a competitor of the Company or its affiliates; (b) solicit any person, firm, or entity who, at any time during a three months period preceding the termination of this Letter of Employment, was a customer, vendor, supplier distributor, consultant, agent manufacturer or other business contact of the Company or its affiliates, with the sole exception that the CEO may conduct business (provided the CEO does not breach any other term or provision of this Letter of Employment) with any entity who was previously known to or associated with the CEO; or (c) solicit to leave or hire other individuals who were employees of the Company or its affiliates on the date the CEO left the Company.

The CEO agrees that the limitations set forth above are reasonable in time and geographic scope and, if any provision hereof is held invalid or unenforceable, the remainder shall nevertheless remain in full force and effect and that this Letter of Employment shall be enforced to the broadest possible extent. In particular, the CEO agrees that if any court of competent jurisdiction or arbitration panel shall determine that the duration or geographical limit of the foregoing non-competition covenant is invalid or unenforceable, it is the intention of the CEO and of the Company that it shall not be terminated thereby but shall be deemed to have been amended to the extent required to render it valid and enforceable, such amendment to apply only with respect to the jurisdiction of the court making such adjudication.

12.	Reimbursement of expenses

The CFO will be reimbursed for travel and other expenses incurred to while carrying out their responsibilities on behalf of the Company provided these expenses are approved in advance by the CEO of the Company.

13.	Confidential Information

Except in the proper performance of the CFO’s duties, the CFO will not either during his employment or at any time afterwards use or communicate to any person, and during his employment the CFO will use his best endeavor to prevent the disclosure of, any information of a confidential nature concerning the business of the Company or of any person having dealings with it and which comes to his knowledge during the course of his employment, unless the management of the Company expressly authorizes in writing such disclosure or use.

By way of illustration but without limitation, confidential information includes inventions, discoveries, developments and improvements, know-how, techniques, designs, processes, formulae and data, plans for research, development, new products, marketing, and selling, information regarding business plans and budgets, unpublished financial statements, licenses, prices and costs, and information concerning suppliers and customers that has not been publicly displayed.

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 3

14.	Non-solicitation

During the term of the employment, and for a period of three months following the termination of his employment, the CFO agrees not to solicit any employee or independent contractor of the Company on behalf of any other business enterprise, nor shall the CFO induce any employee or independent contractor associated with the Company to terminate or breach an employment, contractual or other relationship with the Company.

15.	Soliciting Customers After Termination of Agreement

For a period of three months following the termination of his employment and his relationship with the Company, the CFO shall not, directly or indirectly, disclose to any person, firm or corporation the names or addresses of any of the customers or clients of the Company or any other information pertaining to them. Neither shall the CFO call on, solicit, take away, nor attempt to call on, solicit, nor take away any customer of the Company on whom the CFO has called or with whom the CFO became acquainted during the term of his employment, as the direct or indirect result of his employment with the Company.

16.	Soliciting & Accepting Advantages

The Company prohibits the solicitation and acceptance of any advantage by the CEO from suppliers, contractors or any person in connection with official business. Violation of this policy will lead to summary dismissal and the Company reserves the right to proceed with legal action as applicable.

17.	Miscellaneous

(a)	The expiration or termination of the employment with us howsoever arising shall not operate to affect such of the provisions in this Letter of Employment (including provisions 10, 11, 12 and 13), which are expressed to operate or have effect thereafter.

(b)	In the event of any variation of the remuneration payable to the CEO pursuant to the terms of this Letter of Employment being made by our mutual consent, such variation shall not constitute a new offer but (subject to any express mutual agreement to the contrary) her employment with us hereunder shall continue subject in all respects to the terms and conditions as set out herein with such variation as aforementioned.

(c)	Should any provision of this Letter of Employment and the terms and conditions set out herein be found by any court of competent jurisdiction to be invalid or unenforceable for any reason, the invalidity of such provision shall not affect the other provisions of this Letter of Employment and all provisions not affected by such invalidity shall remain in full force and effect. Notwithstanding the aforementioned, if a provision is held to be invalid because of its extent (in terms of time, geographical coverage and/otherwise) such term shall be reduced in scope to ensure its validity and shall be read and continue to form part of the terms and conditions herein as if the original extent had been reduced.

(d)	Any delay by us in exercising our rights under this Letter of Employment shall not constitute a waiver of any of our rights hereunder.

(e)	The CEO is entitled to all other rights, benefits or protection under the Employment Ordinance (Cap. 57) of Hong Kong laws, the Employees’ Compensation Ordinance (Cap. 282) of Hong Kong laws and any other relevant laws and regulations.

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 4

18.	Laws

This Letter of Employment shall be governed by the laws of the Hong Kong Special Administrative Region.

Yours sincerely For and on behalf of VS MEDIA Holdings Limited	I understand and accept the terms and conditions of this Letter of Employment

Ivy Wong	WONG Nga Fan
Director	HKIC No.: K169674(2)

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 5

PRIVATE & CONFIDENTIAL

August 30, 2022

MOK Yuet Wang

Flat 19A, Escort Garden

Block 1, Shatinpark Stage 1

8-12 Sha Kok Street

Shatin, Hong Kong

Dear Mr. MOK,

Subject: Letter of Employment

THIS LETTER OF EMPLOYMENT made as of August 30, 2022, between VS MEDIA Holdings Limited (the “Company”), a business company incorporated under the laws of the British Virgin Islands, and having its principal place of business at 6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon; and Mr. MOK Yuet Wang (the “CFO”).

WHEREAS the Company has agreed to employ and the CFO has agreed to accept his appointment as the Chief Financial Officer of the Company on the terms and conditions set out in this Letter of Employment.

IN CONSIDERATION of the promises and other good and valuable consideration (the sufficiency and receipt of which are hereby acknowledged) the parties agree as follows:

1.	Employment

The CFO agrees that he will at all times faithfully, industriously, and to the best of his skill, ability, experience and talents, perform all of the duties required of his position. In carrying out these duties and responsibilities, the CFO shall comply with all policies, procedures, rules and regulations, both written and oral, as announced by the Company from time to time. It is also understood and agreed to by the CFO that his assignment, duties and responsibilities and reporting arrangements may be changed by the Company in its sole discretion without causing termination of this Letter of Employment.

2.	Commencement Date

August 30, 2022

3.	Monthly Salary

HK$44,000

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 1

4.	Working Hours

40 hours per week. Allocation and distribution of working hours are at the discretion of the Company. The CFO may be required to work overtime as and when the job requires. Compensation for such overtime worked will be in accordance with the internal policy of the Company.

5.	Year-end Bonus

The CFO will be entitled to a discretionary bonus at the end of each year. Payment of bonus is subject to successful achievement of performance criteria set by management annually. No pro-rata amount shall be paid if this employment agreement is terminated either by the decision of the Company or the CFO before the end of a year. The Company will have the final discretion in the implementation of this scheme and reserves the right to revise the scheme, as it deems appropriate. The payment of the bonus is entirely of a gratuitous nature and is payable only at the absolute discretion of the Company.

6.	Annual Leave

The CFO is eligible for a full pay vacation of 15 days for every 12-month period following the Commencement Date.

The CFO is also entitled to the public holidays normally applicable in Hong Kong. If the CFO is required to work on a public holiday, an alternate holiday will be given.

7.	Sick Leave

Sick leave must be supported by the certification of a registered medical practitioner or a hospital doctor. The CFO is entitled to paid sick leave in accordance with the Employment Ordinance (Cap. 57) of Hong Kong laws.

8.	Medical Insurance Scheme

In accordance with the Company’s internal policy, the CFO is entitled to be covered under the Company’s Medical Insurance Scheme (the “Scheme”). The CFO is not required to contribute to the Scheme. An explanatory booklet outlining details will be given to the CFO by the Human Resources Department. The Scheme is subject to change from time to time or be revised in compliance with applicable laws and regulations.

9.	Insurance

The Company will be covered under an intensive insurance programme (the “Programme”) with benefit and protection in line with the Employees’ Compensation Ordinance (Cap. 282) of Hong Kong laws. The Programme is subject to change from time to time or be revised in compliance with applicable laws and regulations.

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 2

10.	Resignation/Termination

Either the CFO or the Company shall give to the other party three months’ notice in writing or payment in lieu to terminate the employment.

On termination of employment, the CFO shall immediately return to the Company, in accordance with any instructions which may be given to the CFO, all items of property belonging to the Company in his possession or under his control, including without limitation, customer lists, sales records, technical information and data, specifications, software manuals, correspondence, notes, reports, papers and other documents (together with any summaries, extracts or copies thereof), equipment, keys, credit cards, passes and tools. The CFO must, if so required by the Company, confirm in writing that the CFO complied with his obligations under this provision.

11.	Non-competition

The CFO agrees that during the term of this Letter of Employment or any extension thereof, and for a period of three months after the termination of this Letter of Employment, that he will not, without the Company’s prior written consent: (a) compete with the business activities of the Company or its affiliates as they currently are as of the date of this Letter of Employment and also as they may be on the date of termination or accept employment with a competitor of the Company or its affiliates; (b) solicit any person, firm, or entity who, at any time during a three months period preceding the termination of this Letter of Employment, was a customer, vendor, supplier distributor, consultant, agent manufacturer or other business contact of the Company or its affiliates, with the sole exception that the CFO may conduct business (provided the CFO does not breach any other term or provision of this Letter of Employment) with any entity who was previously known to or associated with the CFO; or (c) solicit to leave or hire other individuals who were employees of the Company or its affiliates on the date the CFO left the Company.

The CFO agrees that the limitations set forth above are reasonable in time and geographic scope and, if any provision hereof is held invalid or unenforceable, the remainder shall nevertheless remain in full force and effect and that this Letter of Employment shall be enforced to the broadest possible extent. In particular, the CFO agrees that if any court of competent jurisdiction or arbitration panel shall determine that the duration or geographical limit of the foregoing non-competition covenant is invalid or unenforceable, it is the intention of the CFO and of the Company that it shall not be terminated thereby but shall be deemed to have been amended to the extent required to render it valid and enforceable, such amendment to apply only with respect to the jurisdiction of the court making such adjudication.

12.	Performance Reviews

The CFO will be provided with a written performance appraisal at least once per year and said appraisal will be reviewed at which time all aspects of the assessment can be fully discussed.

13.	Reimbursement of expenses

The CFO will be reimbursed for travel and other expenses incurred to while carrying out their responsibilities on behalf of the Company provided these expenses are approved in advance by the CEO of the Company.

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 3

14.	Confidential Information

Except in the proper performance of the CFO’s duties, the CFO will not either during his employment or at any time afterwards use or communicate to any person, and during his employment the CFO will use his best endeavor to prevent the disclosure of, any information of a confidential nature concerning the business of the Company or of any person having dealings with it and which comes to his knowledge during the course of his employment, unless the management of the Company expressly authorizes in writing such disclosure or use.

By way of illustration but without limitation, confidential information includes inventions, discoveries, developments and improvements, know-how, techniques, designs, processes, formulae and data, plans for research, development, new products, marketing, and selling, information regarding business plans and budgets, unpublished financial statements, licenses, prices and costs, and information concerning suppliers and customers that has not been publicly displayed.

15.	Non-solicitation

During the term of the employment, and for a period of three months following the termination of his employment, the CFO agrees not to solicit any employee or independent contractor of the Company on behalf of any other business enterprise, nor shall the CFO induce any employee or independent contractor associated with the Company to terminate or breach an employment, contractual or other relationship with the Company.

16.	Soliciting Customers After Termination of Agreement

For a period of three months following the termination of his employment and his relationship with the Company, the CFO shall not, directly or indirectly, disclose to any person, firm or corporation the names or addresses of any of the customers or clients of the Company or any other information pertaining to them. Neither shall the CFO call on, solicit, take away, nor attempt to call on, solicit, nor take away any customer of the Company on whom the CFO has called or with whom the CFO became acquainted during the term of his employment, as the direct or indirect result of his employment with the Company.

17.	Summary Dismissal

Summary dismissal is warranted if the CFO, during his employment:

●	willfully disobeys a lawful and reasonable order;
●	misconducts himself such conduct being inconsistent with the due and faithful discharge of his duties;
●	is found guilty of fraud or dishonesty;
●	has frequent lateness and absence without valid reason;
●	leaves during work shift and other frequent tardiness without valid reason; or
●	is habitually or repeatedly found neglectful in his duties.

18.	Soliciting & Accepting Advantages

The Company prohibits the solicitation and acceptance of any advantage by the CFO from suppliers, contractors or any person in connection with official business. Violation of this policy will lead to summary dismissal and the Company reserves the right to proceed with legal action as applicable.

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 4

19.	Miscellaneous

(a)	The expiration or termination of the employment with us howsoever arising shall not operate to affect such of the provisions in this Letter of Employment (including provisions 10, 11, 14, 15, 16, 19 and 20), which are expressed to operate or have effect thereafter.

(b)	In the event of any variation of the remuneration payable to the CFO pursuant to the terms of this Letter of Employment being made by our mutual consent, such variation shall not constitute a new offer but (subject to any express mutual agreement to the contrary) his employment with us hereunder shall continue subject in all respects to the terms and conditions as set out herein with such variation as aforementioned.

(c)	Should any provision of this Letter of Employment and the terms and conditions set out herein be found by any court of competent jurisdiction to be invalid or unenforceable for any reason, the invalidity of such provision shall not affect the other provisions of this Letter of Employment and all provisions not affected by such invalidity shall remain in full force and effect. Notwithstanding the aforementioned, if a provision is held to be invalid because of its extent (in terms of time, geographical coverage and/otherwise) such term shall be reduced in scope to ensure its validity and shall be read and continue to form part of the terms and conditions herein as if the original extent had been reduced.

(d)	Any delay by us in exercising our rights under this Letter of Employment shall not constitute a waiver of any of our rights hereunder.

(e)	The CFO is entitled to all other rights, benefits or protection under the Employment Ordinance (Cap. 57) of Hong Kong laws, the Employees’ Compensation Ordinance (Cap. 282) of Hong Kong laws and any other relevant laws and regulations.

20.	Laws

This Letter of Employment shall be governed by the laws of the Hong Kong Special Administrative Region.

Yours sincerely For and on behalf of VS MEDIA Holdings Limited	I understand and accept the terms and conditions of this Letter of Employment

Ivy Wong	MOK Yuet Wang
Director & CEO	HKIC No.: Z909066(6)

VS MEDIA Holdings Limited
6/F., KOHO, 75 Hung To Road, Kwun Tong, Kowloon.
Tel: (852) 2865 9992	Page 5